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          This application for life Insurance is to (check one):
          [_] John Hancock Life Insurance Company
          [_] John Hancock Variable Life Insurance Company
          Which will sometimes hereinafter be referred to as "the Company" This application is part of the case applied for in Master Application Number
                          __________ (if applicable)

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                            M Proprietary Products
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
A. PROPOSED INSURED
1.   Name of Proposed Insured (please print):                  4. Social Security Number: ___________ - __________ -  __________
     First _____________________________ MI _______            5. Address: _____________________________________________________
                                                                                    STREET ADDRESS
     Last ________________________________________                ______________________________________________________________
2.   Sex: [_] Male      [_] Female                                    CITY               STATE              ZIP
3.   Date of Birth: ____/____/____                             6. Name of Employer: ____________________________________________

B. PLAN
                      [_] Majestic Variable COLI      [_] Majestic UL COLI      [_] Variable MasterPlan Plus
                                   [_] Majestic VUL 98         [_] Majestic UL         [_] Other

C. BENEFITS                                                            D.  ADDITIONAL BENEFITS
                                                                       (IF AVAILABLE ON PLAN SELECTED IN B. ABOVE)
1.   Basic Sum Insured (BSI) $ _____________________               1.  [_] Continuation of Guaranteed Minimum Death Benefit
                                                                       Option after 10/th/ Policy Year (not available Option B)
2.   Death Benefit Option (choose one)
       [_]  Option A- Sum Insured Only                             2.  [_] Enhanced Cash Value Rider
       [_]  Option B- Sum Insured plus Account Value
                                                                   3.  [_] Other
3.   Definition of Life Insurance Test: (chose one)
       [_]  Cash Value Accumulation   [_] Guideline Premium
4.   Additional Sum Insured (ASI) (check if desired)               E.  PREMIUM
     a.) (Check no more than one of the following)
       [_] ASI of $ ____________________________                   1.  Premium Billing Interval
         [_]  for life of policy.
         [_]  with Total Sum Insured $ _________increasing by          [_] Annual  [_] Semiannual  [_] Quarterly   [_] Monthly
              [_] ___ % or  [_] $ _________ per year for
                  [_] life of policy or [_] _______ policy years.  2.  Planned Premium (check a or b, or Target Premium will be
       [_] Customized Level or Increasing Schedule                     billed.)
           (list by policy year or years, ASI amount may not
           decrease)                                               a.)  [_]  $ __________ annually for _____ year(s)
                                                                             Optional: Annual Increase of ____% OR
                                                                             $ __________ annually for _____ year(s)

                                                                        Additional first year Planned Premium $__________

                                                                      b.)  [_]  Customized Schedule (list by policy year or years):

               Policy Year(s)                  ASI Amount
               --------------                  ----------                  Policy Year(s)                          ASI Amount
               ____ - ____                $ ______________  (1)            --------------                          ----------
                                                                            ____ - ____                        $ ______________(1)
               ____ - ____                $ ______________  (2)
                                                                            ____ - ____                        $ ______________(2)
               ____ - ____                $ ______________  (3)
                                                                            ____ - ____                        $ ______________(3)
               ____ - ____                $ ______________  (4)
                                                                            ____ - ____                        $ ______________(4)
               ____ - ____                $ ______________  (5)
                                                                            ____ - ____                        $ ______________(5)
               ____ - ____                $ ______________  (6)
                                                                            ____ - ____                        $ ______________(6)
               ____ - ____                $ ______________  (7)
                                                                            ____ - ____                        $ ______________(7)
               ____ - ____                $ ______________  (8)
                                                                            ____ - ____                        $ ______________(8)
               ____ - ____                $ ______________  (9)
                                                                            ____ - ____                        $ ______________(9)
               ____ - ____                $ ______________  (10)
                                                                            ____ - ____                        $ ______________(10)
               (If more space needed, attach separate schedule.)

         b.)   [_] Premium Cost Recovery                                        (If more space needed, attach separate schedule.)
                   [_] for life of policy or [_] ________ policy years
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

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F. OWNER

1.   Owner (if other than Proposed insured) (check only one):                             Complete questions 4-6 if Owner is a Trust

     [_]  Individual(s)     [_]  Corporation      [_]  Trust                 4.    Name of Trust:

____________________________________________________________                 _______________________________________________________

____________________________________________________________                 _______________________________________________________

____________________________________________________________                 _______________________________________________________

____________________________________________________________                 _______________________________________________________

____________________________________________________________                 _______________________________________________________

2.   Owner's Address:                                                        5.    Trustee(s):

____________________________________________________________                 _______________________________________________________

____________________________________________________________                 _______________________________________________________

____________________________________________________________                 _______________________________________________________

____________________________________________________________                 _______________________________________________________

____________________________________________________________                 _______________________________________________________

3.   Tax I.D. or Soc. Sec. #:   ____________________________                 6.    Date of Trust: ______/_______/______

G  BENEFICIARY

Please indicate full name and relationship to the Proposed Insured. (please print)



   The right to change the beneficiary as to any proceeds is reserved to the
                                   Owner(s).

H. UNDERWRITING INFORMATION

1. During the past 3 months, has the Proposed Insured been
   actively at work on a full-time basis, at least 30 hours
   per week in a normal capacity, and not been absent for
   more than 5 consecutive days due to illness or medical
   treatment? If no, give details below.                         [_] Yes  [_] No


2. Within the last 12 months, has the Proposed Insured used
   tobacco (cigarettes, cigars, chewing tobacco, pipe, etc.)
   or any other substance containing nicotine, including
   Nicorette gum? If yes, give Yes details below.                [_] Yes  [_] No

3. Details:

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


I. SPECIAL REQUESTS


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   J. SUBACCOUNT INVESTMENT OPTIONS (Complete only if different than options elected in Master Application)
                   Percentages must be Whole and Total 100%

   Equities (Mid Cap)                              International/Global Equities              Cash Equivalents/Fixed Account
   ______% Fundamental Mid Cap Growth              ___% Emerging Markets Equity               ___% Money Market
   ______% Mid Cap Value II                        ___% Global Balanced                       ___% Fixed Account*
   ______% Mid Cap Growth                          ___% International Equity Index
   ______% Real Estate Equity                      ___% International Opportunities           Outside Trust Funds
   ______% Small/Mid Cap CORE                                                                 __% AIM V.I. Value
   ______% Small/Mid Cap Growth                    Bonds                                      __% Fidelity VIP Contrafund
                                                   ___% Active Bond                           __% Fidelity VIP Growth
   Equities (Large Cap)                            ___% Bond Index                            __% Janus Aspen Global Technology
   ___% Large Cap Value Core II                    ___% Active Bond II                        __% Janus Aspen Worldwide Growth
   ___% Equity Index                               ___% Global Bond                           __% MFS New Discovery
   ___% Growth & Income                            ___% High Yield Bond                       __% Templeton International Securities
   ___% Short Term Bond
   ___% Managed                                                                                    Other (if available)
   ___% Large Cap Aggressive Growth                M Proprietary                              __% ________________________________
   ___% Large Cap Growth                           __% Brandes International Equity Fund      __% ________________________________
   ___% Large Cap Value                            __% Enhanced U.S. Equity Fund              __% ________________________________
                                                   __% Frontier Capital Appreciation          __% ________________________________
   Equities (Small Cap)                            __% Turner Core Growth                     __% ________________________________
   ___% Small Cap Growth
   ___% Small Cap Value]

   *Liquidity restrictions apply when allocating funds to the Fixed Account

K DISCLOSURES

1. Have you received a prospectus for the policy applied for?                               [_] Yes                 [_] No
   (If YES, Prospectus Date:____________)


2. Do you understand that the amount of Death Benefit and the                               [_] Yes                 [_] No
   entire amount of the account value may increase or decrease depending on investment experience?

3. Is the policy and allocation of subaccounts in accord with the                           [_] Yes                 [_] No
   applicable insurance objectives and anticipated financial needs?

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                   AGREEMENTS, AUTHORIZATIONS and SIGNATURES

A. The statements and answers in this application are, to the best of my knowledge and belief, complete, true, and correctly recorded. All statements and answers are representations and not warranties and will be used to form the basis of and be a part of any new life insurance policy to be issued. The information in this application will be used to determine eligibility for insurance

B. I authorize any medical practitioner or facility, insurance company, consumer reporting agency, motor vehicle record agency, and the Medical Information Bureau to give the Company or its representative any medical or motor vehicle information it has in its records on me to use for underwriting my insurance and for claims purposes. I, or my authorized representative, am entitled to receive a copy of this authorization. I acknowledge receipt of the Federal Fair Credit Reporting Act Notice, which, on the reverse side, contains a notice concerning the Medical Information Bureau. A photocopy of this authorization is as valid as the original and is valid for 24 months. A faxed signature is deemed as good as an original.

C. Any new policy or Benefit provision will take effect as of the Date of Issue of the policy, but: (1) only on delivery to and receipt by the Applicant of the policy and payment of the minimum initial premium thereupon and (2) only if at the time of such delivery and payment the Proposed Insured in part A of this application is living. D. No agent or medical examiner is authorized to make or discharge contracts or waive or change any of the conditions or provisions of any application, policy, or receipt, or to accept risks or pass on insurability. Any such unauthorized action is not notice to or knowledge of the Company. A medical examiner is not an agent of the Company.

E. All benefits, payments, and values, including the Death Benefit and Account, under any policy issued which is based upon the investment experience of a separate investment account may increase or decrease in accordance with the investment experience of the separate investment account and are not guaranteed as to fixed dollar amount. The Account Value may even decrease to zero.

F. The registered representative's signature below certifies that a current prospectus for the policy applied for has been given to the Proposed Insured and/or to the Applicant and that no written sales materials other than those approved by the Company have been used.

G. I understand that any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

__________________________________________________________________________________________________________________________________
Signature of Proposed Insured                                    Signed at City or Town           State                      Date


__________________________________________________________________________________________________________________________________
Signature of Applicant/Owner                                     Signed at City or Town           State                      Date


__________________________________________________________________________________________________________________________________
Signature of Witness                                                  (Registered Representative's License #)                Date
(Registered Representative must witness where required by law)

                        TAXPAYER IDENTIFICATION NUMBER

The Internal Revenue Service (IRS) does not require your consent to any provision of this document, other than the certification required to avoid backup withholding.

Under penalty of perjury, I certify that (i) the number shown in item 4 of Section A (or item 3 of Section F if the Proposed Insured is not the Owner) of this form is my correct taxpayer identification number, AND (ii) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest and dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

     __________________________________________________________________________________________________________
     Signature of Owner/ Taxpayer                                                      Date

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